UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2007

CBD Media LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-107783 (Commission File Number)	02-0553288 (IRS Employer Identification No.)

312 Plum Street, Suite 900, Cincinnati, Ohio (Address of principal executive offices)	45202 (Zip Code)

513-397-6794

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported, on March 20, 2007, CBD Media LLC (“CBD Media”), a wholly owned subsidiary of CBD Media Holdings LLC (“CBD Media Holdings”), and Local Insight Media, L.P. (“Local Insight”) consummated the previously announced combination of their businesses (the “Combination”).  As a result of the Combination, CBD Media Holdings became an indirect, wholly owned subsidiary of Local Insight.

(a)

Amendment to Douglas A. Myers Employment Agreement.

On July 1, 2007, CBD Media and Douglas A. Myers entered into a Third Amended and Restated Employment Agreement (the “Myers Amended Employment Agreement”).  Under the Myers Amended Employment Agreement, Mr. Myers was retained to serve as President and Chief Executive Officer of CBD Media. Commencing July 1, 2007, Mr. Myers will serve in the additional capacity of President and Chief Executive Officer of ACS Media LLC, an indirect, wholly owned subsidiary of Local Insight. Under the Myers Amended Employment Agreement, Mr. Myers is entitled to receive a minimum base salary of $185,000 per annum during the period from July 1, 2007 through December 31, 2007 and a minimum base salary of $185,000 per annum in 2008. Mr. Myers’ target bonus opportunity if certain targets are met is $148,083 in 2007 and $111,000 in 2008. During the term of the Myers Amended Employment Agreement, Mr. Myers is eligible to participate in such medical, health, retirement, welfare and insurance plans as are generally made available to CBD Media’s senior executives and is entitled to receive from CBD Media: (i) a matching contribution to a 401(k) plan and (ii) life and disability insurance coverage. Under the Myers Amended Employment Agreement, Mr. Myers will no longer be entitled to: (i) an allowance for use of an automobile or (ii) reimbursement of up to $5,000 per year for personal financial and estate planning services (plus taxes incurred), up to $25,000 for initial membership fees at a country club or certain annual membership dues at such country club.

Provided that Mr. Myers’ employment has not been terminated for Cause (as defined in the Myers Amended Employment Agreement) on or before December 31, 2007 and (ii) Mr. Myers has not voluntarily terminated his employment prior to December 31, 2007, CBD Media will pay Mr. Myers, after December 31, 2007 but not later than January 31, 2008, a stay bonus in the amount of $186,500. In addition, on the earlier to occur of January 31, 2008 or 10 business days following the termination of Mr. Myers’ employment for any reason, CBD Media will deliver to Mr. Myers a payment in the amount of $1,348,000, which is the aggregate severance benefit payable to Mr. Myers pursuant to his Second Amended and Restated Employment Agreement. Mr. Myers is also eligible to participate in such equity-based compensation plans and programs as may be adopted by Local Insight from time to time, at such level and in such amounts as may be determined in the sole discretion of the Board of Directors or Compensation Committee of Local Insight Media GP, LLC, the general partner of Local Insight (“Local Insight GP”). The Myers Amended Employment Agreement remains in effect until September 1, 2008.

(b)

Amendment to David D. Miller Employment Agreement.

On July 1, 2007, CBD Media and David D. Miller entered into a Second Amended and Restated Employment Agreement (the “Miller Amended Employment Agreement”).  Under the Miller Amended Employment Agreement, Mr. Miller is entitled to receive a minimum base salary of $150,000 per annum during the period from July 1, 2007 through December 31, 2007 and a minimum base salary of $150,000 per annum in 2008. Mr. Miller’s target bonus opportunity if certain targets are met is $85,415 in 2007 and $75,000 in 2008. During the term of the Miller Amended Employment Agreement, Mr. Miller is eligible to participate in such medical, health, retirement, welfare and insurance plans as are generally made available to CBD Media’s senior executives and is entitled to receive from CBD Media: (i) a matching contribution to a 401(k) plan and (ii) life and disability insurance coverage. Under the Miller Amended Employment Agreement, Mr. Miller will no longer be entitled to an allowance for use of an automobile.

Provided that Mr. Miller’s employment has not been terminated for Cause (as defined in the Miller Amended Employment Agreement) on or before December 31, 2007 and (ii) Mr. Miller has not voluntarily terminated his employment prior to December 31, 2007, CBD Media will pay Mr. Miller, after December 31, 2007 but not later than January 31, 2008, a stay bonus in the amount of $34,900. In addition, on the earlier to occur of January 31, 2008 or 10 business days following the termination of Mr. Miller’s employment for any reason, CBD Media will deliver to Mr. Miller a payment in the amount of $290,000, which is the aggregate severance benefit payable to Mr. Miller pursuant to his Amended and Restated Employment Agreement. Mr. Miller is also eligible to participate in such equity-based compensation plans and programs as may be adopted by Local Insight from time to time, at such level and in such amounts as may be determined in the sole discretion of the Board of Directors or Compensation Committee of Local Insight GP. The Miller Amended Employment Agreement remains in effect until September 1, 2008.

(c)

Termination of John P. Schwing Employment Agreement; Entry into New Agreement.

On July 1, 2007: (i) the Employment Agreement dated as of March 8, 2002 by and between CBD Media and John P. Schwing (the “Prior Schwing Agreement”) was terminated and (ii) Mr. Schwing and Local Insight entered into an Agreement on Ideas, Inventions and Confidential Information (the “New Schwing Agreement”).  Under the Prior Schwing Agreement, Mr. Schwing served as CBD Media’s Vice President – Finance and Administration and Chief Financial Officer. Under the New Schwing Agreement, Mr. Schwing will serve as Local Insight’s Senior Vice President – Finance. In his first assignment under the New Schwing Agreement, Mr. Schwing will be seconded to CBD Media and continue to serve as its Vice President – Finance and Administration and Chief Financial Officer.

Under the New Schwing Agreement, Mr. Schwing is entitled to receive a base salary of $175,000 per annum. Mr. Schwing’s target bonus opportunity if certain targets are met is 60% of his annual base salary.  Mr. Schwing is eligible to participate in such employee benefit plans, programs and arrangements as may be adopted by Local Insight from time to time, at a level commensurate with his title and salary band.  Provided that Mr. Schwing’s employment has not been terminated for Cause (as defined in the New Schwing Agreement) on or before December 31, 2007 and (ii) Mr. Schwing has not voluntarily terminated his employment prior to December 31, 2007, Local Insight will pay Mr. Schwing, after December 31, 2007 but not later than January 31, 2008, a stay bonus in the amount of $42,400. In addition, on the earlier to occur of January 31, 2008 or 10 business days following the termination of Mr. Schwing’s employment for any reason, Local Insight will deliver to Mr. Schwing a payment in the amount of $360,000, which is the aggregate severance benefit payable to Mr. Schwing pursuant the Prior Schwing Agreement. Mr. Schwing is also eligible to participate in such equity-based compensation plans and programs as may be adopted by Local Insight from time to time, at such level and in such amounts as may be determined in the sole discretion of the Board of Directors or Compensation Committee of Local Insight GP. The New Schwing Agreement does not have a specified term; Mr. Schwing’s employment with Local Insight is “at will.”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant, CBD Media LLC, has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  July 6, 2007

CBD MEDIA LLC

By: /s/  DOUGLAS A. MYERS

Douglas A. Myers

President and Chief Executive Officer

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